                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 1999

                               Unicom Corporation
             (Exact name of registrant as specified in its charter)

        Illinois                    1-11375                  36-3961038
     (State or other       (Commission File Number)         (IRS Employer
     jurisdiction of                                     Identification No.)
     incorporation)

 37th Floor, 10 South Dearborn Street,                 60690-3005
      Post Office Box A-3005,                          (Zip Code)
           Chicago, Illinois
    (Address of principal executive
                offices)

       Registrant's telephone number, including area code: (312) 394-7399

Item 5. Other Events

  The purpose of this Current Report is to file certain financial information regarding the Registrant (Unicom Corporation) and its subsidiaries. Such financial information is set forth in the exhibits to this Current Report.

  Exhibits

     (23) Consent of Independent Public Accountants
     (27) Financial Data Schedule of Unicom Corporation
     (99) Unicom Corporation and Subsidiary Companies--Certain Financial
           Information as of and for the Year Ended December 31, 1998:
          --Summary of Selected Consolidated Financial Data
          --Price Range and Cash Dividends Paid per Share of Common Stock
          --1998 Consolidated Revenues and Sales
          --Management's Discussion and Analysis of Financial Condition and
             Results of Operations
          --Report of Independent Public Accountants
          --Statements of Consolidated Operations for the years 1998, 1997 and
           1996
          --Consolidated Balance Sheets as of December 31, 1998 and 1997
          --Statements of Consolidated Capitalization as of December 31, 1998
           and 1997
          --Statements of Consolidated Retained Earnings (Deficit) for the
             years 1998, 1997 and 1996
          --Statements of Consolidated Cash Flows for the years 1998, 1997 and
           1996
          --Notes to Financial Statements

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Unicom Corporation
                                            (Registrant)

                                          By:         Robert E. Berdelle
                                             ----------------------------------
                                                      Robert E. Berdelle
                                              Vice President and Comptroller

Date: February 24, 1999

                                 EXHIBIT INDEX

 Exhibit     Description of
 Number         Exhibit
 -------     --------------
  (23)   Consent of Independent Public Accountants
  (27)   Financial Data Schedule of Unicom Corporation
  (99)   Unicom Corporation and Subsidiary Companies--Certain Financial
          Information as of and for the Year Ended December 31, 1998:
         --Summary of Selected Consolidated Financial Data
         --Price Range and Cash Dividends Paid per Share of Common Stock
         --1998 Consolidated Revenues and Sales
         --Management's Discussion and Analysis of Financial Condition and
            Results of Operations
         --Report of Independent Public Accountants
         --Statements of Consolidated Operations for the years 1998, 1997 and
          1996
         --Consolidated Balance Sheets as of December 31, 1998 and 1997
         --Statements of Consolidated Capitalization as of December 31, 1998
          and 1997
         --Statements of Consolidated Retained Earnings (Deficit) for the years
            1998, 1997 and 1996
         --Statements of Consolidated Cash Flows for the years 1998, 1997 and
          1996
         --Notes to Financial Statements